Rule 497(d)
                                     FT 538

                 Supplement to the Prospectus dated May 22, 2001

Notwithstanding anything to the contrary in the Prospectus, any reduction to the transactional sales charge as a result of volume purchases is the responsibility of the party making the sale. In addition, during the initial offering period, unit holders of other unit investment trusts having a similar strategy as the Trust may utilize their termination proceeds to purchase Units of the Trust at the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from First Trust unit investment trusts. Also, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.

June 12, 2001